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                                                                    EXHIBIT 23.3


                          CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 1997, with respect to the consolidated financial statements and schedule of CorVel Corporation included in the Registration Statement (Form S-1 No. 333-24007) and related Prospectus of ENStar Inc. for the registration of $25,000,000 of subordinated debentures.



                               /s/Ernst & Young LLP

Orange County, California
May 11, 1998